Exhibit 99.2

ENBRIDGE ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF INCOME

	For the three months		For the nine months
	ended September 30,		ended September 30,
	2015	2014	2015	2014
	(unaudited; in millions, except per unit amounts)
Operating revenues:
Commodity sales	$597.7	$1,296.4	$2,101.3	$4,114.2
Commodity sales - affiliate	12.2	50.6	62.4	174.7
Transportation and other services	621.4	577.6	1,744.6	1,549.4
Transportation and other services - affiliate	36.4	17.7	101.1	54.7
	1,267.7	1,942.3	4,009.4	5,893.0
Operating expenses:
Commodity costs	503.3	1,208.5	1,912.0	3,888.4
Commodity costs - affiliate	19.4	29.7	60.4	98.3
Environmental costs, net of recoveries	1.1	50.1	1.1	93.3
Operating and administrative	163.3	119.4	353.0	323.3
Operating and administrative - affiliate	117.3	115.9	351.9	353.6
Power	71.6	59.5	192.4	164.1
Depreciation and amortization	136.9	118.8	394.8	336.0
Goodwill impairment	-	-	246.7	-
Asset impairment	-	-	12.3	-
	1,012.9	1,701.9	3,524.6	5,257.0
Operating income	254.8	240.4	484.8	636.0
Interest expense, net	(88.2)	(137.1)	(214.5)	(294.2)
Allowance for equity used during construction	13.7	14.5	54.0	47.8
Other income	8.8	1.8	20.7	2.2
Income before income tax expense	189.1	119.6	345.0	391.8
Income tax expense	(4.6)	(2.1)	(3.2)	(6.1)
Net income	184.5	117.5	341.8	385.7
Less: Net income attributable to:
Noncontrolling interest	77.8	70.7	139.1	149.4
Series 1 preferred unit distributions	22.5	22.5	67.5	67.5
Accretion of discount on Series 1 preferred units	2.1	3.8	10.1	11.1
Net income attributable to general and limited partner
ownership interests in Enbridge Energy Partners, L.P.	$82.1	$20.5	$125.1	$157.7
Net income (loss) allocable to common units and i-units	$26.1	$(14.5)	$(37.4)	$49.5
Net income (loss) per common unit and i-unit (basic and diluted)	$0.07	$(0.04)	$(0.11)	$0.15
Weighted average common units and i-units outstanding (basic and diluted)	341.1	328.8	337.9	327.6

1

ENBRIDGE ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the nine months
	ended September 30,
	2015	2014
	(unaudited; in millions)
Cash provided by operating activities:
Net income	$341.8	$385.7
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	394.8	336.0
Derivative fair value net losses	40.0	62.7
Inventory market price adjustments	5.4	4.8
Goodwill impairment	246.7	-
Environmental costs, net of recoveries	0.7	81.5
Distributions from investments in joint ventures	20.5	6.1
Equity earnings from investments in joint ventures	(20.5)	(7.1)
Income taxes	2.1	4.7
Loss on sales of assets	3.2	-
Allowance for equity used during construction	(54.0)	(47.8)
Asset impairment	12.3	-
Other	7.7	13.0
Changes in operating assets and liabilities, net of acquisitions:
Receivables, trade and other	36.2	0.9
Due from General Partner and affiliates	(28.1)	15.3
Accrued receivables	216.2	27.7
Inventory	0.5	(131.0)
Current and long-term other assets	(33.6)	(28.7)
Due to General Partner and affiliates	80.5	(23.4)
Accounts payable and other	(11.5)	(93.1)
Environmental liabilities	(34.5)	(116.7)
Accrued purchases	(175.1)	(28.6)
Interest payable	0.3	5.9
Property and other taxes payable	2.7	23.8
Net cash provided by operating activities	1,054.3	491.7

Cash used in investing activities:
Additions to property, plant and equipment	(1,556.2)	(2,055.8)
Acquisitions	(85.0)	-
Changes in restricted cash	65.8	31.2
Proceeds from sales of assets	5.3	-
Investments in joint ventures	(3.0)	(35.4)
Distributions from investments in joint ventures in excess of cumulative earnings	9.5	27.0
Other	(2.9)	(0.7)
Net cash used in investing activities	(1,566.5)	(2,033.7)

Cash provided by financing activities:
Net proceeds from unit issuances	294.8	-
Distributions to partners	(619.9)	(544.2)
Repayments to General Partner	(306.0)	(12.0)
Proceeds from issuance of long-term debt, net of discounts	-	398.1
Net borrowings (repayments) under credit facilities	785.0	30.0
Net commercial paper borrowings (repayments)	(291.0)	799.8
Contributions from noncontrolling interest	740.6	1,083.0
Distributions to noncontrolling interest	(178.7)	(80.9)
Net cash provided by financing activities	424.8	1,673.8

Net increase (decrease) in cash and cash equivalents	(87.4)	131.8
Cash and cash equivalents at beginning of year	197.9	164.8
Cash and cash equivalents at end of period	$110.5	$296.6

2

ENBRIDGE ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

	September 30,	December 31,
	2015	2014
ASSETS	(unaudited; in millions)
Current assets:
Cash and cash equivalents	$110.5	$197.9
Restricted cash	46.2	97.0
Receivables, trade and other, net of allowance for doubtful accounts of $1.6 million
and $1.8 million at September 30, 2015 and December 31, 2014, respectively	9.8	46.2
Due from General Partner and affiliates	69.9	41.4
Accrued receivables	44.1	260.3
Inventory	88.3	94.2
Other current assets	193.8	218.4
	562.6	955.4
Property, plant and equipment, net	17,006.4	15,692.7
Goodwill	-	246.7
Intangible assets, net	284.3	254.8
Other assets, net	553.6	597.3
	$18,406.9	$17,746.9
LIABILITIES AND PARTNERS’ CAPITAL
Current liabilities:
Due to General Partner and affiliates	$225.4	$143.7
Accounts payable and other	903.5	777.7
Environmental liabilities	101.6	141.7
Accrued purchases	200.6	375.7
Interest payable	74.7	74.6
Property and other taxes payable	99.2	96.5
Note payable to General Partner	-	306.0
	1,605.0	1,915.9

Long-term debt	7,169.8	6,675.2
Due to General Partner and affiliates	215.8	148.3
Other long-term liabilities	357.0	278.1
	9,347.6	9,017.5

Commitments and contingencies
Partners’ capital:
Series 1 preferred units (48,000,000 authorized and issued at September 30, 2015 and
December 31, 2014)	1,185.7	1,175.6
Class D units (66,100,000 authorized and issued at September 30, 2015 and
December 31, 2014)	2,517.6	2,516.8
Class E units (18,114,975 authorized and issued at September 30, 2015)	778.3	-
Class A common units (262,208,428 and 254,208,428 authorized and issued at
September 30, 2015 and December 31, 2014, respectively)	-	235.5
Class B common units (7,825,500 authorized and issued at September 30, 2015
and December 31, 2014)	-	-
i-units (71,742,557 and 68,305,187 authorized and issued at September 30, 2015 and
December 31, 2014, respectively)	399.6	712.6
Incentive distribution units (1,000 authorized and issued at September 30, 2015 and
December 31, 2014)	494.9	493.0
General Partner	169.5	198.3
Accumulated other comprehensive loss	(388.7)	(211.4)
Total Enbridge Energy Partners, L.P. partners’ capital	5,156.9	5,120.4
Noncontrolling interest	3,902.4	3,609.0
Total partners’ capital	9,059.3	8,729.4
	$18,406.9	$17,746.9

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NET INCOME PER LIMITED PARTNER UNIT

We allocate our net income among our Series 1 Preferred Units, or Preferred Units, our General Partner interest and our limited partner units using the two-class method in accordance with applicable authoritative accounting guidance. Under the two-class method, we allocate our net income attributable to our General Partner and our limited partners according to the distribution formula for available cash as set forth in our partnership agreement. We allocate our net income to our limited partners owning Class D units and Class E units equal to the distributions that they receive. We also allocate any earnings in excess of distributions to our General Partner and limited partners owning Class A and Class B common units and i-units utilizing the distribution formula for available cash specified in our partnership agreement. We allocate any distributions in excess of earnings for the period to our General Partner and limited partners owning Class A and B common units and i-units based on their sharing of losses of 2% and 98%, respectively, as set forth in our partnership agreement. We calculate distributions to the General Partner and limited partners based upon the distribution rates and percentages set forth in the following table:

Distribution Targets	Portion of Quarterly Distribution Per Unit	Percentage Distributed to General Partner and IDUs (1)	Percentage Distributed to Limited partners
Minimum Quarterly Distribution	Up to $0.5435	2%	98%
First Target Distribution	> $0.5435	25%	75%

(1)	For distributions in excess of the Minimum Quarterly Distribution, this percentage includes both the General Partner’s distributions of 2% and the distribution to the Incentive Distribution Unit holder, a wholly-owned subsidiary of our General Partner.

Equity Restructuring Transaction

On July 1, 2014, we entered into an equity restructuring transaction, or Equity Restructuring, with the General Partner in which the General Partner irrevocably waived its right to receive cash distributions and allocations of items of income, gain, deduction and loss in excess of 2% in respect of its general partner interest in the incentive distribution rights, or Previous IDRs, in exchange for the issuance to a wholly-owned subsidiary of the General Partner of (1) 66.1 million units of a new class of limited partner interests designated as Class D units, and (2) 1,000 units of a new class of limited partner interests designated as Incentive Distribution Units, or IDUs. Prior to this transaction we allocated distributions to the General Partner and limited partners as follows:

Distribution Targets	Portion of Quarterly Distribution Per Unit	Percentage Distributed to General Partner	Percentage Distributed to Limited partners
Minimum Quarterly Distribution	Up to $0.295	2%	98%
First Target Distribution	> $0.295 to $0.35	15%	85%
Second Target Distribution	> $0.35 to $0.495	25%	75%
Over Second Target Distribution	In excess of $0.495	50%	50%

Alberta Clipper Drop Down

On January 2, 2015, we completed a transaction to acquire from our General Partner the remaining 66.7% interest in the U.S. portion of the Alberta Clipper Pipeline. The consideration consisted of issuance to the General Partner of 18,114,975 units of a new class of limited partner interests designated as Class E units. For more information, refer to Note 9. Partners’ Capital.

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We determined basic and diluted net income per limited partner unit as follows:

	For the three months		For the nine months
	ended September 30,		ended September 30,
	2015	2014	2015	2014
	(in millions, except per unit amounts)
Net income	$184.5	$117.5	$341.8	$385.7
Less Net loss attributable to:
Noncontrolling interest	(77.8)	(70.7)	(139.1)	(149.4)
Series 1 preferred unit distributions	(22.5)	(22.5)	(67.5)	(67.5)
Accretion of discount on Series 1 preferred units	(2.1)	(3.8)	(10.1)	(11.1)
Net income attributable to general and limited partner
interests in Enbridge Energy Partners, L.P.	82.1	20.5	125.1	157.7
Less distributions:
Incentive distributions	(5.3)	(1.4)	(13.8)	(35.9)
Distributed earnings attributed to our General Partner	(5.1)	(4.5)	(15.3)	(12.6)
Distributed earnings attributed to Class D and Class E units	(49.1)	(33.1)	(146.2)	(69.8)
Total distributed earnings to our General Partner, Class D and
Class E units and IDUs	(59.5)	(39.0)	(175.3)	(118.3)
Total distributed earnings attributed to our common units and
i-units	(199.2)	(182.8)	(591.2)	(542.7)
Total distributed earnings	(258.7)	(221.8)	(766.5)	(661.0)
Overdistributed earnings	$(176.6)	$(201.3)	$(641.4)	$(503.3)
Weighted average common units and i-units outstanding	341.1	328.8	337.9	327.6

Basic and diluted earnings per unit:
Distributed earnings per common unit and i-unit (1)	$0.58	$0.56	$1.75	$1.66
Overdistributed earnings per common unit and i-unit (2)	(0.51)	(0.60)	(1.86)	(1.51)
Net income (loss) per common unit and i-unit (basic and diluted) (3)	$0.07	$(0.04)	$(0.11)	$0.15

(1)	Represents the total distributed earnings to common units and i-units divided by the weighted average number of common units and i-units outstanding for the period.
(2)	Represents the common units’ and i-units’ share (98%) of distributions in excess of earnings divided by the weighted average number of common units and i-units outstanding for the period and overdistributed earnings allocated to the common units and i-units based on the distribution waterfall that is outlined in our partnership agreement.
(3)	For the three and nine months ended September 30, 2015, 43,201,310 anti-dilutive Preferred units, 66,100,000 anti-dilutive Class D units and 18,114,975 anti-dilutive Class E units were excluded from the if-converted method of calculating diluted earnings per unit. For the three months ended September 30, 2014, 43,201,310 anti-dilutive Preferred units and 66,100,000 anti-dilutive Class D units were excluded from the if-converted method of calculating diluted earnings per unit. For the nine months ended September 30, 2014, 43,201,310 anti-dilutive Preferred units and 22,275,458 anti-dilutive Class D units were excluded from the if-converted method of calculating diluted earnings per unit.

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SEGMENT INFORMATION

Our business is divided into operating segments, defined as components of the enterprise, about which financial information is available and evaluated regularly by our Chief Operating Decision Maker, collectively comprised of our senior management, in deciding how resources are allocated and performance is assessed.

Each of our reportable segments is a business unit that offers different services and products that are managed separately, because each business segment requires different operating strategies. We have segregated our business activities into two distinct operating segments:

•	Liquids; and

•	Natural Gas.

The following tables present certain financial information relating to our business segments and corporate activities:

	For the three months ended September 30, 2015
	Liquids	Natural Gas		Corporate (1)	Total
	(in millions)
Operating revenues:
Commodity sales	$-	$609.9		$-	$609.9
Transportation and other services	606.7	51.1		-	657.8
	606.7	661.0	(2)	-	1,267.7
Operating expenses:
Commodity costs	-	522.7		-	522.7
Environmental costs, net of recoveries	1.1	-		-	1.1
Operating and administrative	183.2	94.1		3.3	280.6
Power	71.6	-		-	71.6
Depreciation and amortization	97.7	39.2		-	136.9
	353.6	656.0		3.3	1,012.9
Operating income (loss)	253.1	5.0		(3.3)	254.8
Interest expense, net	-	-		(88.2)	(88.2)
Allowance for equity used during construction	-	-		13.7	13.7
Other income	-	8.9	(3)	(0.1)	8.8

Income (loss) before income tax expense	253.1	13.9		(77.9)	189.1
Income tax expense	-	-		(4.6)	(4.6)

Net income (loss)	253.1	13.9		(82.5)	184.5
Less: Net income attributable to:
Noncontrolling interest	-	-		77.8	77.8
Series 1 preferred unit distributions	-	-		22.5	22.5
Accretion of discount on Series 1 preferred units	-	-		2.1	2.1
Net income (loss) attributable to general and limited partner
ownership interests in Enbridge Energy Partners, L.P.	$253.1	$13.9		$(184.9)	$82.1

(1)	Corporate consists of interest expense, interest income, allowance for equity used during construction, noncontrolling interest and other costs such as income taxes, which are not allocated to the business segments.
(2)	There were no intersegment revenues for the three months ended September 30, 2015.
(3)	Other income (expense) for our Natural Gas segment includes our equity investment in the Texas Express NGL system.

6

	For the three months ended September 30, 2014
	Liquids	Natural Gas	Corporate (1)	Total
	(in millions)
Operating revenues:
Commodity sales	$-	$1,347.0	$-	$1,347.0
Transportation and other services	542.9	52.4	-	595.3
	542.9	1,399.4	-	1,942.3
Operating expenses:
Commodity costs	-	1,238.2	-	1,238.2
Environmental costs, net of recoveries	50.1	-	-	50.1
Operating and administrative	126.5	105.0	3.8	235.3
Power	59.5	-	-	59.5
Depreciation and amortization	79.3	39.5	-	118.8
	315.4	1,382.7	3.8	1,701.9
Operating income (loss)	227.5	16.7	(3.8)	240.4
Interest expense, net	-	-	(137.1)	(137.1)
Allowance for equity used during construction	-	-	14.5	14.5
Other income (expense) (2)	-	6.1	(4.3)	1.8
Income (loss) before income tax expense	227.5	22.8	(130.7)	119.6
Income tax expense	-	-	(2.1)	(2.1)
Net income (loss)	227.5	22.8	(132.8)	117.5
Less: Net income attributable to:
Noncontrolling interest	-	-	70.7	70.7
Series 1 preferred unit distributions	-	-	22.5	22.5
Accretion of discount on Series 1 preferred units	-	-	3.8	3.8
Net income (loss) attributable to general and limited partner
ownership interests in Enbridge Energy Partners, L.P.	$227.5	$22.8	$(229.8)	$20.5

(1)	Corporate consists of interest expense, interest income, allowance for equity used during construction, noncontrolling interest and other costs such as income taxes, which are not allocated to the business segments.
(2)	Other income (expense) for our Natural Gas segment includes our equity investment in the Texas Express NGL system.

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	As of and for the nine months ended September 30, 2015
	Liquids	Natural Gas	Corporate (1)	Total
	(in millions)
Operating revenues: (2)
Commodity sales	$-	$2,163.7	$-	$2,163.7
Transportation and other services	1,694.8	150.9	-	1,845.7
	1,694.8	2,314.6	-	4,009.4
Operating expenses:
Commodity costs	-	1,972.4	-	1,972.4
Environmental costs, net of recoveries	1.1	-	-	1.1
Operating and administrative	429.9	264.1	10.9	704.9
Power	192.4	-	-	192.4
Goodwill impairment	-	246.7	-	246.7
Asset impairment	-	12.3	-	12.3
Depreciation and amortization	276.5	118.3	-	394.8
	899.9	2,613.8	10.9	3,524.6
Operating income (loss)	794.9	(299.2)	(10.9)	484.8
Interest expense, net	-	-	(214.5)	(214.5)
Allowance for equity used during construction	-	-	54.0	54.0
Other income	-	20.5 (3)	0.2	20.7
Income (loss) before income tax expense	794.9	(278.7)	(171.2)	345.0
Income tax expense	-	-	(3.2)	(3.2)
Net income (loss)	794.9	(278.7)	(174.4)	341.8
Less: Net income attributable to:
Noncontrolling interest	-	-	139.1	139.1
Series 1 preferred unit distributions	-	-	67.5	67.5
Accretion of discount on Series 1 preferred units	-	-	10.1	10.1
Net income (loss) attributable to general and limited partner
ownership interests in Enbridge Energy Partners, L.P.	$794.9	$(278.7)	$(391.1)	$125.1
Total assets	$13,059.7	$5,177.5 (4)	$169.7	$18,406.9
Capital expenditures (excluding acquisitions)	$1,485.4	$143.8	$3.5	$1,632.7

(1)	Corporate consists of interest expense, interest income, allowance for equity used during construction, noncontrolling interest and other costs such as income taxes, which are not allocated to the business segments.
(2)	There were no intersegment revenues for the nine months ended September 30, 2015.
(3)	Other income (expense) for our Natural Gas segment includes our equity investment in the Texas Express NGL system.
(4)	Total assets for our Natural Gas segment include $373.7 million for our equity investment in the Texas Express NGL system.

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	As of and for the nine months ended September 30, 2014

	Liquids	Natural Gas		Corporate (1)	Total
	(in millions)
Operating revenues:
Commodity sales	$-	$4,288.9		$-	$4,288.9
Transportation and other services	1,449.9	154.2		-	1,604.1
	1,449.9	4,443.1		-	5,893.0
Operating expenses:
Commodity costs	-	3,986.7		-	3,986.7
Environmental costs, net of recoveries	93.3	-		-	93.3
Operating and administrative	352.5	317.5		6.9	676.9
Power	164.1	-		-	164.1
Depreciation and amortization	222.7	113.3		-	336.0
	832.6	4,417.5		6.9	5,257.0
Operating income (loss)	617.3	25.6		(6.9)	636.0
Interest expense, net	-	-		(294.2)	(294.2)
Allowance for equity used during construction	-	-		47.8	47.8
Other income (expense)	-	7.1	(2)	(4.9)	2.2
Income (loss) before income tax expense	617.3	32.7		(258.2)	391.8
Income tax expense	-	-		(6.1)	(6.1)
Net income (loss)	617.3	32.7		(264.3)	385.7
Less: Net income attributable to:
Noncontrolling interest	-	-		149.4	149.4
Series 1 preferred unit distributions	-	-		67.5	67.5
Accretion of discount on Series 1 preferred units	-	-		11.1	11.1
Net income (loss) attributable to general and limited partner
ownership interests in Enbridge Energy Partners, L.P.	$617.3	$32.7		$(492.3)	$157.7

Total assets	$11,252.8	$5,461.9	(3)	$232.4	$16,947.1

Capital expenditures (excluding acquisitions)	$1,861.3	$158.4		$3.2	$2,022.9

(1)	Corporate consists of interest expense, interest income, allowance for equity used during construction, noncontrolling interest and other costs such as income taxes, which are not allocated to the business segments.
(2)	Other income (expense) for our Natural Gas segment includes our equity investment in the Texas Express NGL system.
(3)	Total assets for our Natural Gas segment includes $380.2 million for our equity investment in the Texas Express NGL system.

9